Link to Searchable Text

Engineering a Better World

safer world
more productive world
cleaner world
healthier world

MTS

38th Annual Shareholder's Meeting

Link to Searchable Text

Link to Searchable Text

Link to Searchable Text

Link to Searchable Text

Agenda

6 Fiscal Year 2003 Shareholders Meeting

MTS

Link to Searchable Text

more productive world cleaner world safer world healthier world

Summary

...Well Positioned to Take Advantage of Market Recovery

...Engineering a Better World

...Building a Better Company

7 Fiscal Year 2003 Shareholders Meeting

MTS

Link to Searchable Text

Link to Searchable Text

FY 2003 Financial Results

Orders
$341
$352
$324
2001
2002
2003

Revenue
$356
$327
$340
2001
2002
2003

Actual growth rate	<8%>

Actual growth rate	4%

9 Fiscal Year 2003 Shareholders Meeting

Link to Searchable Text

FY 2003 Financial Results

Net Income
$13.1*
$18.0*
$2.5
$10.6
$13.8
$4.2
$20.3
2001
2002
2003

Earnings Per Share (diluted)
$0.62*
$0.84*
$0.50
$0.12
$0.64
$0.20
$0.95
2001
2002
2003

Actual growth rate	13%

Actual growth rate	13%

* Before cumulative effect of accounting changes

MTS

10 Fiscal Year 2003 Shareholders Meeting

Link to Searchable Text

FY 2003 Financial Results

Working Capital percent of Revenue 5pt.
40.3%
33.9%
20.2%
2001
2002
2003

Cash & Short Term Investments
$17
$98
$133
2001
2002
2003

11 Fiscal Year 2003 Shareholders Meeting

MTS

Link to Searchable Text

Link to Searchable Text

Agenda

13 Fiscal Year 2003 Shareholders Meeting

MTS

Link to Searchable Text

more productive world cleaner world safer world healthier world

Shareholder Value

70%
60%
50%
40%
30%
20%
10%
0%
-10%
-20%
Growth in Share price
MTS +53%
Russell 2000 +35%
9/02
9/03

MTSC= $9.45

14 Fiscal Year 2003 Shareholders Meeting

MTS

Link to Searchable Text

Shareholder Value

120%
100%
80%
60%
40%
20%
0%
-20%
Growth in Share price
MTS +103%
Russell 2000 +55%
9/02
9/03
12/03

15 Fiscal Year 2003 Shareholders Meeting

MTS

Link to Searchable Text

more productive world cleaner world safer world healthier world

Shareholder Value

MTSC= $24.26
180%
160%
140%
120%
100%
80%
60%
40%
20%
0%
-20%
-40%
MTS +157%
Russell 2000 +69%
9/02
9/03
12/03
1/04
MTSC= $9.45

16 Fiscal Year 2003 Shareholders Meeting

Link to Searchable Text

more productive world cleaner world safer world healthier world

2003 Highlights – MTS

17 Fiscal Year 2003 Shareholders Meeting

Link to Searchable Text

more productive world cleaner world safer world healthier world

2003 Highlights - Test Segment

Test Equipment

16 Fiscal Year 2003 Shareholders Meeting

MTS

Link to Searchable Text

more productive world cleaner world safer world healthier world

2003 Highlights - Test Segment

Test Equipment

MTS

19 Fiscal Year 2003 Shareholders Meeting

MTS

Link to Searchable Text

more productive world cleaner world safer world healthier world

2003 Highlights - Test Segment

Test Equipment

Test Software

- New Leadership
- Announced new safety software

20 Fiscal Year 2003 Shareholders Meeting

MTS

Link to Searchable Text

2003 Highlights – Industrial Segment

Orders:	Up 15% to $50M
Revenue:	Up 20% to $48M
Operating Income:	Up 78% to $4M

Sensors:

- New Leadership
- Significant new product developments

21 Fiscal Year 2003 Shareholders Meeting

Link to Searchable Text

more productive world cleaner world safer world healthier world

2003 Highlights – Industrial Segment

Orders:	**Up 15% to $50M**
Revenue:	**Up 20% to $48M**
Operating Income:	**Up 78% to $4M**

AEROMET

DEFENSE LOGISTICS AGENCY

Sensors:

AeroMet:

22 Fiscal Year 2003 Shareholders Meeting

MTS

Link to Searchable Text

2003 Highlights – Industrial Segment

Orders:	**Up 15% to $50M**
Revenue:	**Up 20% to $48M**
Operating Income:	**Up 78% to $4M**

Sensors:

AeroMet:

- Divested **Automation** – Discounted Operations <$1M>

23 Fiscal Year 2003 Shareholders Meeting

MTS

Link to Searchable Text

Agenda

24 Fiscal Year 2003 Shareholders Meeting

MTS

Link to Searchable Text

more productive world cleaner world safer world healthier world

Strategic Direction

25 Fiscal Year 2003 Shareholders Meeting

MTS

Link to Searchable Text

more productive world cleaner world safer world healthier world

Strategic Direction

Market
Concept
Design
Analysis
MTS
Test
Engineering
Mfg

- **Leverage the Core**

26 Fiscal Year 2003 Shareholders Meeting

MTS

Link to Searchable Text

Strategic Direction

Market
MTS
Mfg
Concept
Design
Analysis
Test
Engineering

- Leverage the Core
- Expand into Virtual Product Development

27 Fiscal Year 2003 Shareholders Meeting

Link to Searchable Text

Strategic Direction

Clear Strategies, Focused Investments

26 Fiscal Year 2003 Shareholders Meeting

MTS

Link to Searchable Text

Link to Searchable Text

more productive world cleaner world safer world healthier world

FY 2004 First Quarter Results

Orders
$92
$76
$147
+93%
Q1 2002
Q1 2003
Q1 2004

Revenue
$80
$84
$85
Flat
Q1 2002
Q1 2003
Q1 2004

Earnings Per Share
$0.23*
$0.25
$0.35
+40%
Q1 2002
Q1 2003
Q1 2004

Cash & Short Term Investments
$34
$95
$142
+49%
Q1 2002
Q1 2003
Q1 2004

* Before cumulative effect of accounting changes

Great Start!

30 Fiscal Year 2003 Shareholders Meeting

Link to Searchable Text

more productive world
cleaner world
safer world
healthier world

FY 2004 Financial Outlook

Orders
$341
$352
$324
$380-$400
+17-23%
2001
2002
2003
2004

Revenue
$356
$327
$340
$360-$370
+6-9%
2001
2002
2003
2004

Earnings Per Share
$0.62*
$0.84 *
$.95
$1.15-1.20
+21-26%
2001
2002
2003
2004

* Before cumulative effect of accounting changes

Expect Strong Year

31 Fiscal Year 2003 Shareholders Meeting

Link to Searchable Text

more productive world cleaner world safer world healthier world

Outlook

- **Objective: Earnings Growth Faster than Revenue Growth**

Sustainable Creation of Shareholder Value

32 Fiscal Year 2003 Shareholders Meeting

MTS

Link to Searchable Text

Summary

- **Strong Worldwide Franchises and Great People**

...Well Positioned to Take Advantage of Market Recovery

...Engineering a Better World

...Building a Better Company

33 Fiscal Year 2003 Shareholders Meeting

Link to Searchable Text

Link to Searchable Text

Searchable Text

Slide 2

Engineering a Better World

MTS

38th Annual Shareholder's Meeting

Slide 3

Agenda

•  Business Meeting

•  FY 2003 Review

• Financial Results

• Highlights

•  Strategic Direction

•  Outlook

Slide 4

Engineering a Better World

MTS

38th Annual Shareholder's Meeting

Slide 5

Forward Looking Statements

In this presentation and elsewhere in our comments, we are making forward looking statements which reflect management's current expectations or beliefs. We caution our audience and other users of information from this presentation that actual future results could differ materially from those in the forward looking statements depending on many factors, some beyond our control, including, but not limited to, those presented in the Company's most recent SEC Form 10-K and subsequent SEC Form 10-Q reports.

Slide 6

Agenda

•  Business Meeting

•  FY 2003 Review

• Financial Results

• Highlights

•  Strategic Direction

•  Outlook

Slide 7

Summary

  Solid Performance in a Difficult Environment
  Clear Strategies
  Leadership Team in Place
  Excellent Financial Health
  Strong Worldwide Franchises and Great People

          ...Well Positioned to Take Advantage of Recovery

          ...Engineering a Better World
          ...Building a Better Company

Slide 8

Agenda

•  Business Meeting

•  FY 2003 Review

• Financial Results

• Highlights

•  Strategic Direction

•  Outlook

Slide 9

FY 2003 Financial Results

Orders

2001     2002     2003
$341     $352     $324

Actual growth rate ‹8%›

Revenue

2001     2002     2003
$356     $327     $340

Actual growth rate 4%

Comments:

  Orders negatively impacted by North America & Japan ground vehicle & infrastructure markets, SARS in China
  Revenue benefits from accelerated backlog turns & favorable currency

Slide 10

FY 2003 Financial Results

Net Income

2001	2002	2003

$ 10.6	$ 4.2	$ 20.3
$ 2.5	$ 13.8
$ 13.1	$ 18.0

Actual growth rate 13%

Earnings Per Share (diluted)

2001	2002	2003

$ 0.12	$ 0.20	$ 0.95
$ 0.50	$ 0.64

Actual growth rate 13%

Comments:

  Tight cost control
  Additional volume
  Currency
  Favorable impact of Automation divestiture

            * Before cumulative effect of accounting changes

Slide 11

FY 2003 Financial Results

Working Capital percent of Revenue 5pt.

2001	2002	2003

40.3%	33.9	20.2
  Past due receivables reduction
  Accelerated customer advance timing
  Better supply management

Cash & Short Term Investments

2001	2002	2003

$ 17	$ 98	$ 133
  Better working capital performance
  32% debt ratio reduced to 21%
  Strict capital expenditure control

Slide 12

Internal Control Environment

2003

• KPMG Management Letter included No Material Weaknesses
• Sarbanes-Oxley Attestation Readiness on Schedule
     • Code of Conduct
     • Internal Controls on External Reporting
• Proactive & Independent Audit Committee
• Comprehensive Export Control Training
• Improved Financial Processes & Systems

2004

• Achieve Sarbanes-Oxley Attestation from KPMG • Introduce Anonymous Code of Conduct Compliance Hotline • Ongoing Process Review & Improvement Initiatives

     Control Environment in Compliance

Slide 13

Agenda

•  Business Meeting

•  FY 2003 Review

• Financial Results

• Highlights

•  Strategic Direction

•  Outlook

Slide 14

Shareholder Value

Growth in Share price

MTS +53%

Russell 2000 +35%

MTSC= $9.45

Slide 15

Shareholder Value

Growth in Share price

MTS +103%

Russell 2000 +55%

Slide 16

Shareholder Value

MTSC= $24.26

MTS +157%

Russell 2000 +69%

MTSC= $9.45

Slide 17

2003 Highlights - MTS

• Third year of Economic Weakness

• Overall Focus:

- Margins

- Working Capital

- Costs

- Response to Market Changes

Slide 18

2003 Highlights - Test Segment

Orders:	Down 11% to $275M
Revenue:	Up 2% to $292M
Operating Income:	Flat at $29M

Test Equipment

     • New Leadership

     • Realigned Test organization around strategy

     • Defined and launched key initiatives

Slide 19

2003 Highlights - Test Segment

Orders:	Down 11% to $275M
Revenue:	Up 2% to $292M
Operating Income:	Flat at $29M

Test Equipment

     • New Leadership

     • Realigned Test organization around strategy

     • Defined and launched key initiatives

     • Engineered a better world for customers

Slide 20

2003 Highlights - Test Segment

Orders:	Down 11% to $275M
Revenue:	Up 2% to $292M
Operating Income:	Flat at $29M

Test Equipment

     • New Leadership

     • Realigned Test organization around strategy

     • Defined and launched key initiatives

     • Engineered a better world for customers

Test Software

     • New Leadership

     • Announced new safety software

Slide 21

2003 Highlights - Industrial Segment

Orders:	Up to $50M
Revenue:	Up to $48M
Operating Income:	Up 78% to $4M

Sensors:

     • New Leadership

     • Significant new product developments

Slide 22

2003 Highlights - Industrial Segment

Orders:	Up to $50M
Revenue:	Up to $48M
Operating Income:	Up 78% to $4M

Sensors:

     • New Leadership

     • Significant new product developments

     •First production shipments to mobile hydraulic customers

AeroMet:

     • New Leadership

     • Delivered first flight worthy parts

     • US Defense Dept. continued funding

Slide 23

2003 Highlights - Industrial Segment

Orders:	Up to $50M
Revenue:	Up to $48M
Operating Income:	Up 78% to $4M

Sensors:

     • New Leadership

     • Significant new product developments

•First production shipments to mobile hydraulic customers

AeroMet:

     • New Leadership

     • Delivered first flight worthy parts

     • US Defense Dept. continued funding

• Divested Automation - Discounted Operations ‹$1M›

Slide 24

Agenda

•  Business Meeting

•  FY 2003 Review

• Financial Results

• Highlights

•  Strategic Direction

•  Outlook

Slide 25

Strategic Direction

• Leverage the Core

• Expand into Virtual Product Development

• Profitably Grow Sensor Business

Slide 26

Strategic Direction

Market --> Concept     Design     Analysis      Test --> Mfg

• Leverage the Core

Slide 27

Strategic Direction

Market --> Concept     Design     Analysis      Test --> Mfg

• Leverage the Core

• Expand into Virtual Product Development

Slide 28

Strategic Direction

• Leverage the Core

• Expand into Virtual Product Development

• Profitably Grow Sensor Business

      Clear Strategies, Focused Investments

Slide 29

Outlook

• FY 2004 - Market Environment is Key

• Positioned for Market Recovery

• Investments Aligned with Strategies

• Confident in Financial Projections

Slide 30

Orders

+93%
Q1 2002	Q1 2003	Q1 2004

$ 92	$ 76	$ 147

Revenue

Flat
Q1 2002	Q1 2003	Q1 2004

$ 80	$ 84	$ 85

Earnings Per Share

+40%
Q1 2002	Q1 2003	Q1 2004

$ 0.23	$ 0.25	$ 0.35

Cash & Short Term Investments

+49%
Q1 2002	Q1 2003	Q1 2004

$ 34	$ 95	$ 142

            * Before cumulative effect of accounting changes

        Great Start!

Slide 31

FY 2004 First Quarter Results

Orders

				+17-23%
2001	2002	2003	2004

$ 341	$ 352	$ 324	$ 400

Revenue

				+6-9%
2001	2002	2003	2004

$ 356	$ 327	$ 340	$ 370

Earning Per Share

				+21-26%
2001	2002	2003	2004

$ 0.62	$ 0.84	$ 0.95	$ 1.18

            * Before cumulative effect of accounting changes

         Expect Strong Year

Slide 32

Outlook

• Longer Range - Above Market Growth Rates

• Increased Market Share in Physical Test

• New products in Testing Software - Internal and Acquisition

• Lead Growth in Mobile Hydraulic Sensor Market

• Objective: Earnings Growth Faster than Revenue Growth

     Sustainable Creation of Shareholder Value

Slide 33

Summary

  Solid Performance in a Difficult Environment
  Clear Strategies
  Leadership Team in Place
  Excellent Financial Health
  Strong Worldwide Franchises and Great People

          ...Well Positioned to Take Advantage of Recovery

          ...Engineering a Better World
          ...Building a Better Company

Slide 34

Engineering a Better World

MTS

38th Annual Shareholder's Meeting